POWER OF ATTORNEY

                           __________


          I, JEFFREY J. LEGGE, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Controller and Principal Accounting Officer of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1996, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  _______1/2_____________, 1997.



                                     _______Jeffrey J. Legge____________
                                      Jeffrey J. Legge

In Presence of:

_______Cheryl Enderle____________

______Anita Anderson________________

                       POWER OF ATTORNEY

                           __________


          I, JOHN C. MAC FARLANE, do hereby constitute and appoint A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as President and Chief Executive Officer, Principal Executive Officer and Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1996, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ______1/2 _________, 1997.



                                   _______John C. MacFarlane____________
                                    John C. MacFarlane
In Presence of:

_______Dee Fletcher________________


_______Rodney C. H. Scheel_________

                       POWER OF ATTORNEY

                           __________


          I, ROBERT N. SPOLUM, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1996, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  _____1/6__________, 1997



                                  ______Robert N.Spolum________________
                                      Robert N. Spolum
In Presence of:

_______Linda Brenzel_______________


_______Michele Pingel______________

                       POWER OF ATTORNEY

                           __________


          I, NATHAN I. PARTAIN, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1996, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ______1/6___________, 1997.


                                  ______Nathan I. Partain______________
                                    Nathan I. Partain
In Presence of:

______Karent Keating____________________



_______Ellen Reimts____________

                       POWER OF ATTORNEY

                           __________


          I, DAYLE DIETZ, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1996, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ______1/13___________, 1997.


                                   ______Dayle Dietz____________________
                                        Dayle Dietz
In Presence of:

_______Owen E. Jensen__________


________Diane Pederson_____________

                       POWER OF ATTORNEY

                           __________


          I, ARVID R. LIEBE, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1996, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and ExchangeCommission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ________1/6_______, 1997.


                                   ______Arvid R. Liebe_________________
                                        Arvid R. Liebe
In Presence of:

_________Melogy Kunde_______________


_________Renee Thomas__________

                       POWER OF ATTORNEY

                           __________


          I, THOMAS M. BROWN, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1996, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  _______1/6________, 1997.


                                   _____Thomas M. Brown_________________
                                    Thomas M. Brown
In Presence of:

____Donna M. Hull__________________


_____Kimmy K. Schmidt_______________


                       POWER OF ATTORNEY

                           __________


          I, MAYNARD D. HELGAAS, do hereby constitute and appoint JOHN
C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY
A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1996, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ________1/3_______, 1997.


                                   ______Maynard D. Helgaas_____________
                                     Maynard D. Helgaas
In Presence of:

_______Ronald Herraas______________


_______Penny Mosher_____________

                       POWER OF ATTORNEY

                           __________


          I, KENNETH L. NELSON, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1996, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ___1/8_____________, 1997




                                 _____Kenneth L. Nelson_____
                                       Kenneth L. Nelson
In Presence of:

_____Mike Holper___________________


_____Wayne Langley___________________

                       POWER OF ATTORNEY

                           __________


          I, DENNIS R. EMMEN, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1996, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ______1/13___________, 1997



                                   ______Dennis R. Emmen________________
                                        Dennis R.Emmen
In Presence of:

_______Becky Luhning_______________


_______Penny Mosher________________

                       POWER OF ATTORNEY

                           __________


          I, A. E. ANDERSON, do hereby constitute and appoint JOHN C. MAC FARLANE, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Vice President, Finance of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1996, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ______1/2___________, 1997.


                                   _____A. E. Anderson__________________
                                        A. E. Anderson
In Presence of:

______Penny Mosher_________________


______Lori D. Dawkins_____________


                       POWER OF ATTORNEY

                           __________


          I, JAY D. MYSTER, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, BEVERLY A. NORLIN, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Vice President, Governmental & Legal and Corporate Secretary of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1996, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  _______1/3__________, 1997.


                                  ______Jay D. Myster__________________
                                       Jay D. Myster
In Presence of:

_______Becky Luhning_______________


_______Lori D. Dawkins________________